UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number: 811-7512


                   DREYFUS PREMIER WORLDWIDE GROWTH FUND, INC.
               (Exact name of Registrant as specified in charter)


                           c/o The Dreyfus Corporation
                                 200 Park Avenue
                            New York, New York 10166
               (Address of principal executive offices) (Zip code)

                              Mark N. Jacobs, Esq.
                                 200 Park Avenue
                            New York, New York 10166
                     (Name and address of agent for service)

Registrant's telephone number, including area code:  (212) 922-6000

Date of fiscal year end:  10/31

Date of reporting period: 10/31/03




                                   FORM N-CSR

Item 1.   Reports to Stockholders.


      Dreyfus Premier Worldwide Growth
      Fund, Inc.

      ANNUAL REPORT October 31, 2003



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            15   Financial Highlights

                            20   Notes to Financial Statements

                            26   Report of Independent Auditors

                            27   Board Members Information

                            29   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                    Dreyfus Premier Worldwide Growth Fund, Inc.

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus Premier Worldwide Growth Fund, Inc. covers the 12-month period from November 1, 2002, through October 31, 2003. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Fayez Sarofim, of Fayez Sarofim & Co., the fund's sub-investment adviser.

Recent estimates of greater than expected U.S. Gross Domestic Product annualized growth during the third quarter of 2003 suggest that the economy has started to turn the corner. Tax cuts and low mortgage rates have put cash in consumers' pockets, and corporations have begun to increase spending and investment. As U.S. growth has strengthened, so have the prospects for many international economies. As a result, stock markets throughout the world rallied over the reporting period, posting gains in virtually every geographical region and capitalization range.

We have seen strong quarters before, only to be disappointed when growth proved unsustainable. Based on recent data, we are cautiously optimistic about the current economic environment. As always, we urge you to speak regularly with your financial advisor, who may be in the best position to suggest investments that are right for your current needs, future goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,

/s/ Stephen E. Canter
Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
November 17, 2003


2

DISCUSSION OF FUND PERFORMANCE

Fayez Sarofim, Portfolio Manager

Fayez Sarofim & Co., Sub-Investment Adviser

HOW DID DREYFUS PREMIER WORLDWIDE GROWTH FUND, INC. PERFORM RELATIVE TO ITS BENCHMARK?

For the 12-month period ended October 31, 2003, the fund produced total returns of 16.13% for Class A shares, 15.21% for Class B shares, 15.25% for Class C shares, 16.31% for Class R shares and 15.83% for Class T shares.(1) For the same period, the fund's benchmark, the Morgan Stanley Capital International World Index ("MSCI World Index"), provided a 23.71% total return.(2)

After three years of declines, stock markets in the United States, Europe and Japan began to rally during the second and third quarters of 2003 as investors looked forward to a stronger global economy. However, smaller, more speculative stocks led the rally, and the high-quality, multinational companies in which the fund invests generally lagged, detracting from the fund's performance relative to the MSCI World Index.

WHAT IS THE FUND'S INVESTMENT APPROACH?

The fund invests primarily in large, well-established, multinational growth companies that we believe are well-positioned to weather difficult economic climates and thrive during favorable times. We focus on purchasing growth stocks at a price we consider to be justified by a company's fundamentals. The result is a portfolio of stocks of prominent companies selected for their sustained patterns of profitability, strong balance sheets, expanding global presence and above-average growth potential.

The fund also pursues a buy-and-hold investment strategy, which is based on remaining fully invested and targeting long-term growth rather than short-term profit. In following this strategy, we typically buy and sell relatively few stocks during the course of the year, which may help to reduce investors' tax liabilities and the fund's trading costs.(3) During the reporting period, the fund' s portfolio turnover rate was 1.08% .(4)

                                                             The Fund 3


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

WHAT OTHER FACTORS INFLUENCED THE FUND'S PERFORMANCE?

The reporting period began amid persistent global economic weakness as rising geopolitical tensions and lackluster corporate earnings took their toll on stock prices in most markets. Despite the ongoing efforts of various nations' central banks to stimulate renewed growth, particularly the U.S. Federal Reserve Board, most industrialized economies failed to gain momentum through the first quarter of 2003.

However, when the allied coalition entered Iraq in late March, a veil of economic uncertainty appeared to be lifted, and investors became more optimistic about business conditions in most parts of the world. As investors' appetite for risk increased, they turned to many of the lower-quality companies that had not been performing well during the bear market. Among higher-quality stocks, investors generally favored those with economically-sensitive businesses such as companies in the technology and basic materials sectors.

In this economic environment, the fund's emphasis on companies with consistent and predictable earnings growth fell out of favor. For example, consumer staples stocks, which represented the fund' s greatest area of concentration and had performed relatively strongly during the bear market, generally declined during the reporting period as investors turned their attention to other areas such as technology, consumer cyclicals and financial services.

The fund suffered additional underperformance due to its ownership of large pharmaceutical companies. Holdings such as Merck and Johnson & Johnson were hurt by concerns regarding potential government regulation and price controls, and imports of lower-cost drugs from Canada. We believe that these concerns are likely to be temporary, and we have maintained our positions in drug companies that, in our view, should benefit from long-term demographic trends.

Furthermore, while the fund's financial services holdings such as U.S. banking giant Citigroup and Germany' s Deutsche Bank gained value, the fund' s underweighted position relative to the MSCI World Index in the financial
services   sector   also  contributed  to  its  lagging  relative  performance.

The fund's performance received positive contributions from a number of its holdings. U.S. technology leader Intel approximately doubled in value

4

during the reporting period, and European luxury goods purveyors  Christian
Dior and LVMH Moet Hennessy Louis Vuitton benefited from rising consumer confidence in an improving economic environment. The fund also benefited by reducing its exposure to certain areas, such as the telecommunications group, where competitive pressures have intensified. Because of these pressures, we sold the fund' s holdings of Telebras, Telefonica des Espana, and SBC Communications and Bell South.

WHAT IS THE FUND'S CURRENT STRATEGY?

While we agree with the consensus view that the global economy is recovering, we believe that overall growth is likely to be more moderate than many investors apparently expect. Accordingly, we have maintained our focus on large Europe- and U.S.-based multinational companies with records of steady growth, dominant market positions and strong balance sheets. In our judgment, investments such as these are likely to reward investors over the long term. Historically, lower-quality stocks typically have led the market during the early stages of economic recoveries, and higher-quality stocks have tended to do better later in the economic cycle. Therefore, we believe that the fund remains well-positioned for the long term.

November 17, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGES IN THE CASE OF CLASS A AND CLASS T SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF NET DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) WORLD INDEX IS AN UNMANAGED INDEX OF GLOBAL STOCK MARKET PERFORMANCE, INCLUDING THE UNITED STATES, CANADA, EUROPE, AUSTRALIA, NEW ZEALAND AND THE FAR EAST.

(3) ACHIEVING TAX EFFICIENCY IS NOT A PART OF THE FUND'S INVESTMENT OBJECTIVE, AND THERE CAN BE NO GUARANTEE THAT THE FUND WILL ACHIEVE ANY PARTICULAR LEVEL OF TAXABLE DISTRIBUTIONS IN FUTURE YEARS. IN PERIODS WHEN THE MANAGER HAS TO SELL SIGNIFICANT AMOUNTS OF SECURITIES (E.G., DURING PERIODS OF SIGNIFICANT NET REDEMPTIONS OR CHANGES IN INDEX COMPONENTS) FUNDS CAN BE EXPECTED TO BE LESS TAX EFFICIENT THAN DURING PERIODS OF MORE STABLE MARKET CONDITIONS AND ASSET FLOWS.

(4) PORTFOLIO TURNOVER RATES ARE SUBJECT TO CHANGE. PORTFOLIO TURNOVER RATES ALONE DO NOT AUTOMATICALLY RESULT IN HIGH OR LOW DISTRIBUTION LEVELS. THERE CAN BE NO GUARANTEE THAT THE FUND WILL GENERATE ANY SPECIFIC LEVEL OF DISTRIBUTIONS ANNUALLY.

                                                             The Fund  5

FUND PERFORMANCE

Exhibit A

Comparison of change in value of $10,000 investment in Dreyfus Premier Worldwide Growth Fund, Inc. Class A shares and Class B shares and the Morgan Stanley Capital International World Index

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN CLASS A SHARES AND CLASS B SHARES OF DREYFUS PREMIER WORLDWIDE GROWTH FUND, INC. ON 10/31/93 TO A $10,000 INVESTMENT MADE IN THE MORGAN STANLEY CAPITAL INTERNATIONAL WORLD INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED. PERFORMANCE FOR CLASS C, CLASS R AND CLASS T SHARES WILL VARY FROM THE PERFORMANCE OF BOTH CLASS A AND CLASS B SHARES SHOWN ABOVE DUE TO DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGE ON CLASS A SHARES AND ALL OTHER APPLICABLE FEES AND EXPENSES. THE INDEX IS AN UNMANAGED INDEX OF GLOBAL STOCK MARKET PERFORMANCE, INCLUDING THE UNITED STATES, CANADA, AUSTRALIA, NEW ZEALAND AND THE FAR EAST AND INCLUDES NET DIVIDENDS REINVESTED. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

6


Average Annual Total Returns AS OF 10/31/03

                                                         Inception                                                      From
                                                           Date               1 Year     5 Years       10 Years       Inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS A SHARES
WITH MAXIMUM SALES CHARGE (5.75%)                                              9.46%      (1.13)%        8.30%
WITHOUT SALES CHARGE                                                          16.13%       0.05%         8.95%

CLASS B SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+))                                       11.21%      (1.08)%        8.47%
WITHOUT REDEMPTION                                                            15.21%      (0.68)%        8.47%

CLASS C SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+)(+))                   6/21/95          14.25%      (0.66)%         --            7.59%
WITHOUT REDEMPTION                                           6/21/95          15.25%      (0.66)%         --            7.59%

CLASS R SHARES                                                3/4/96          16.31%       0.35%          --            7.24%

CLASS T SHARES
WITH APPLICABLE SALES CHARGE (4.5%)                          9/30/99          10.60%        --            --          (4.14)%
WITHOUT SALES CHARGE                                         9/30/99          15.83%        --            --          (3.05)%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE FUND'S PERFORMANCE
SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A
SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.
PERFORMANCE FOR CLASS B SHARES ASSUMES THE CONVERSION OF CLASS B SHARES TO CLASS
A SHARES AT THE END OF THE SIXTH YEAR FOLLOWING THE DATE OF PURCHASE.

((+))    THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 4%.
         AFTER SIX YEARS CLASS B SHARES CONVERT TO CLASS A SHARES.

((+)(+)) THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS 1%
         FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.

                                                             The Fund  7


STATEMENT OF INVESTMENTS

October 31, 2003



COMMON STOCKS--98.0%                                                                             Shares               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

BANKING--.6%

Fannie Mae                                                                                       78,625                5,636,626

BASIC MATERIALS--1.3%

L'Air Liquide, ADR                                                                              425,925               12,628,242

CAPITAL GOODS--4.1%

Emerson Electric                                                                                135,100                7,666,925

General Electric                                                                                771,072               22,368,799

Norsk Hydro, ADR                                                                                142,400                8,017,120

                                                                                                                      38,052,844

CONSUMER DURABLES & APPAREL--4.5%

Christian Dior                                                                                  706,800               39,194,197

SONY, ADR                                                                                        96,600                3,400,320

                                                                                                                      42,594,517

CONSUMER STAPLES--4.4%

Wal-Mart Stores                                                                                 320,022               18,865,297

Walgreen                                                                                        636,000               22,145,520

                                                                                                                      41,010,817

DIVERSIFIED FINANCIALS--10.1%

American Express                                                                                342,850               16,089,951

Citigroup                                                                                       603,284               28,595,662

Deutsche Bank                                                                                   132,300                8,665,650

Eurazeo                                                                                         316,123               20,065,092

J.P. Morgan Chase & Co.                                                                         299,100               10,737,690

UBS                                                                                             173,000               10,572,365

                                                                                                                      94,726,410

ENERGY--11.5%

BP, ADR                                                                                         530,000               22,461,400

ChevronTexaco                                                                                   180,400               13,403,720

Exxon Mobil                                                                                   1,009,508               36,927,803

Royal Dutch Petroleum, ADR                                                                      300,300               13,327,314

Total, ADR                                                                                      280,158               21,871,935

                                                                                                                     107,992,172

FOOD, BEVERAGE & TOBACCO--16.6%

Altria Group                                                                                    900,200               41,859,300

Anheuser-Busch Cos.                                                                              25,000                1,231,500

Coca-Cola                                                                                       458,100               21,255,840

Diageo, ADR                                                                                     403,500               19,291,335

Groupe Danone, ADR                                                                              644,700               19,347,447

8

COMMON STOCKS (CONTINUED)                                                                        Shares               Value ($)
------------------------------------------------------------------------------------------------------------------------------------
FOOD, BEVERAGE & TOBACCO (CONTINUED)

LVMH Moet Hennessy Louis Vuitton                                                                226,175               15,559,831

Nestle, ADR                                                                                     474,600               26,020,795

PepsiCo                                                                                         241,675               11,556,898

                                                                                                                     156,122,946

HEALTH CARE--16.5%

Abbott Laboratories                                                                             311,300               13,267,606

Eli Lilly & Co.                                                                                 213,700               14,236,694

Johnson & Johnson                                                                               533,525               26,852,313

Medco Health Solutions                                                                           51,204                1,699,973

Merck & Co.                                                                                     424,582               18,787,754

Novartis, ADR                                                                                   150,000                5,755,500

Pfizer                                                                                        1,388,754               43,884,626

Roche, ADR                                                                                      373,400               30,786,841

                                                                                                                     155,271,307

HOTELS, RESTAURANTS & LEISURE--.9%

McDonald's                                                                                      341,800                8,548,418

HOUSEHOLD & PERSONAL PRODUCTS--5.2%

Estee Lauder Cos., Cl. A                                                                         47,500                1,776,025

L'Oreal, ADR                                                                                  1,880,000               27,870,041

Procter & Gamble                                                                                199,400               19,599,026

                                                                                                                      49,245,092

INSURANCE--4.8%

American International Group                                                                     28,000                1,703,240

Assicurazioni Generali                                                                          661,900               15,165,823

Berkshire Hathaway, Cl. A                                                                            95  (a)           7,391,950

Marsh & McLennan Cos.                                                                           397,600               16,997,400

Zurich Financial Services                                                                        31,500  (a)           4,014,384

                                                                                                                      45,272,797

MEDIA--4.6%

McGraw-Hill Cos.                                                                                264,900               17,735,055

Pearson                                                                                       1,586,944               16,401,431

Time Warner                                                                                     395,215  (a)           6,042,837

Viacom, Cl. B                                                                                    81,227                3,238,521

                                                                                                                      43,417,844

RETAIL--.0%

Home Depot                                                                                        4,505                  167,000

                                                                                                                  The Fund  9

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY--12.1%

Intel                                                                                         2,033,941               67,221,750

International Business Machines                                                                 219,625               19,652,045

Microsoft                                                                                     1,025,600               26,819,440

                                                                                                                     113,693,235

TRANSPORTATION--.8%

United Parcel Service, Cl. B                                                                    104,800                7,600,096

TOTAL COMMON STOCKS

   (cost $791,357,434)                                                                                               921,980,363
------------------------------------------------------------------------------------------------------------------------------------

PREFERRED STOCKS--2.0%
------------------------------------------------------------------------------------------------------------------------------------

MEDIA;

News Corporation, ADR

   (cost $13,417,134)                                                                           627,200               18,502,400
------------------------------------------------------------------------------------------------------------------------------------

OTHER INVESTMENTS--.1%
------------------------------------------------------------------------------------------------------------------------------------

REGISTERED INVESTMENT COMPANIES:

Dreyfus Institutional Cash Advantage Fund                                                       253,666  (b)             253,666

Dreyfus Institutional Cash Advantage Plus Fund                                                  253,667  (b)             253,667

Dreyfus Institutional Preferred Plus Money Market Fund                                          253,667  (b)             253,667

TOTAL OTHER INVESTMENTS

   (cost $761,000)                                                                                                       761,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $805,535,568)                                                            100.1%              941,243,763

LIABILITIES, LESS CASH AND RECEIVABLES                                                            (.1%)                (932,025)

NET ASSETS                                                                                       100.0%              940,311,738

(A) NON-INCOME PRODUCING.

(B) INVESTMENTS IN AFFILIATED MONEY MARKET MUTUAL FUNDS--SEE NOTE 3(E).

SEE NOTES TO FINANCIAL STATEMENTS.



10
STATEMENT OF ASSETS AND LIABILITIES

October 31, 2003

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           805,535,568   941,243,763

Dividends receivable                                                    986,570

Receivable for investment securities sold                               620,605

Receivable for shares of Common Stock subscribed                        283,365

Prepaid expenses                                                         85,606

                                                                    943,219,909
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                         1,315,034

Cash overdraft due to Custodian                                         290,638

Payable for shares of Common Stock redeemed                             954,715

Accrued expenses                                                        347,784

                                                                      2,908,171
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      940,311,738
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     945,283,910

Accumulated undistributed investment income--net                      1,198,039

Accumulated net realized gain (loss) on investments               (141,889,111)

Accumulated net unrealized appreciation (depreciation)
  on investments and foreign currency transactions                  135,718,900
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      940,311,738



NET ASSET VALUE PER SHARE

                                        Class A               Class B                Class C            Class R             Class T
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                      390,243,200            432,448,070           110,960,133          3,256,998           3,403,337

Shares Outstanding                   13,126,740             15,427,071             3,989,157            108,737             115,715
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE
   PER SHARE ($)                          29.73                 28.03                  27.82              29.95               29.41


SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund  11

STATEMENT OF OPERATIONS

Year Ended October 31, 2003

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

CASH DIVIDENDS (net of $971,494 foreign taxes withheld at source)   18,714,589

EXPENSES:

Investment advisory fee--Note 3(a)                                   6,797,436

Shareholder servicing costs--Note 3(c)                               4,300,852

Distribution fees--Note 3(b)                                         4,232,854

Custodian fees                                                         200,345

Prospectus and shareholders' reports                                   133,323

Registration fees                                                       98,060

Professional fees                                                       54,178

Directors' fees and expenses--Note 3(d)                                 22,215

Interest expense--Note 2                                                15,993

Loan commitment fees--Note 2                                             6,516

Miscellaneous                                                           27,203

TOTAL EXPENSES                                                      15,888,975

INVESTMENT INCOME--NET                                               2,825,614
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments and foreign currency
transactions                                                      (28,233,277)

Net unrealized appreciation (depreciation) on investments
  and foreign currency transactions                                155,757,617

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             127,524,340

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               130,349,954

SEE NOTES TO FINANCIAL STATEMENTS.

12

STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended October 31,
                                             -----------------------------------
                                                     2003                2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income (loss)--net                   2,825,614          (1,676,056)

Net realized gain (loss) on investments      (28,233,277)         (73,893,341)

Net unrealized appreciation (depreciation)
   on investments                            155,757,617          (56,427,316)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                 130,349,954         (131,996,713)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                404,340,914       3,030,087,704

Class B shares                                 16,866,319          35,916,666

Class C shares                                  7,629,695          18,296,405

Class R shares                                  5,081,127           6,597,811

Class T shares                                  3,928,024           5,356,950

Cost of shares redeemed:

Class A shares                              (388,101,708)      (3,074,134,915)

Class B shares                              (155,427,794)        (163,445,194)

Class C shares                               (28,149,055)         (45,186,807)

Class R shares                                (5,370,598)          (9,592,262)

Class T shares                                (3,574,855)          (5,224,628)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS               (142,777,931)        (201,328,270)

TOTAL INCREASE (DECREASE) IN NET ASSETS      (12,427,977)        (333,324,983)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           952,739,715        1,286,064,698

END OF PERIOD                                 940,311,738          952,739,715

Undistributed investment income--net            1,198,039                 --

                                                             The Fund  13

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                     Year Ended October 31,
                                             -----------------------------------
                                                     2003               2002
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A (A)

Shares sold                                    15,538,884         100,873,568

Shares redeemed                               (14,939,231)       (102,365,124)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     599,653          (1,491,556)
--------------------------------------------------------------------------------

CLASS B (A)

Shares sold                                       670,615           1,287,137

Shares redeemed                               (6,207,248)          (6,129,282)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  (5,536,633)         (4,842,145)
--------------------------------------------------------------------------------

CLASS C

Shares sold                                       305,860             664,979

Shares redeemed                               (1,140,897)          (1,696,579)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   (835,037)          (1,031,600)
--------------------------------------------------------------------------------

CLASS R

Shares sold                                       190,918             218,212

Shares redeemed                                 (198,902)            (334,756)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     (7,984)            (116,544)
--------------------------------------------------------------------------------

CLASS T

Shares sold                                       142,880             179,650

Shares redeemed                                 (130,471)            (177,123)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      12,409                2,527

(A) DURING THE PERIOD ENDED OCTOBER 31, 2003, 2,686,258 CLASS B SHARES REPRESENTING $67,652,188 WERE AUTOMATICALLY CONVERTED TO 2,542,208 CLASS A SHARES AND DURING THE PERIOD ENDED OCTOBER 31, 2002, 1,042,543 CLASS B SHARES REPRESENTING $28,225,617 WERE AUTOMATICALLY CONVERTED TO 993,489 CLASS A SHARES

SEE NOTES TO FINANCIAL STATEMENTS.

14


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                           Year Ended October 31,
                                                                 -------------------------------------------------------------------
CLASS A SHARES                                                   2003           2002           2001           2000          1999
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            25.60          28.84          37.88          35.32         29.95

Investment Operations:

Investment income--net(a)                                         .21            .10            .10            .10           .09

Net realized and unrealized
   gain (loss) on investments                                    3.92          (3.34)         (9.14)          2.57          5.49

Total from Investment Operations                                 4.13          (3.24)         (9.04)          2.67          5.58

Distributions:

Dividends from investment income--net                              --               --           --             --          (.10)

Dividends from net realized gain
   on investments                                                  --               --           --           (.11)         (.11)

Total Distributions                                                --               --           --           (.11)         (.21)

Net asset value, end of period                                  29.73          25.60          28.84          37.88         35.32
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (B)                                            16.13         (11.24)        (23.86)          7.58         18.70
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.27           1.32           1.15           1.16          1.18

Ratio of net investment income
   to average net assets                                          .79            .34            .30            .25           .27

Portfolio Turnover Rate                                          1.08           1.58           7.26           7.10          2.42
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         390,243        320,717        404,329        496,781       440,513

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                                    The Fund  15

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                         Year Ended October 31,
                                                                 -------------------------------------------------------------------
CLASS B SHARES                                                   2003           2002          2001           2000          1999
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            24.33          27.59         36.50          34.29         29.20

Investment Operations:

Investment income (loss)--net (a)                                 .00(b)        (.11)         (.15)          (.19)         (.15)

Net realized and unrealized
   gain (loss) on investments                                    3.70          (3.15)        (8.76)          2.51          5.35

Total from Investment Operations                                 3.70          (3.26)        (8.91)          2.32          5.20

Distributions:

Dividends from net realized
   gain on investments                                             --              --           --           (.11)         (.11)

Net asset value, end of period                                  28.03          24.33         27.59          36.50         34.29
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (C)                                            15.21         (11.82)       (24.41)          6.76         17.87
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          2.05           2.03          1.92           1.92          1.92

Ratio of net investment income
   (loss) to average net assets                                   .02           (.39)         (.46)          (.51)         (.46)

Portfolio Turnover Rate                                          1.08           1.58          7.26           7.10          2.42
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         432,448        509,980       711,893      1,020,578       937,195

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(C) EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.

16
                                                                                             Year Ended October 31,
                                                                 -------------------------------------------------------------------

CLASS C SHARES                                                   2003           2002           2001           2000          1999
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            24.13          27.36          36.19          33.99         28.95

Investment Operations:

Investment income (loss)--net(a)                                  .01           (.10)          (.13)          (.18)         (.14)

Net realized and unrealized
   gain (loss) on investments                                    3.68          (3.13)         (8.70)          2.49          5.30

Total from Investment Operations                                 3.69          (3.23)         (8.83)          2.31          5.16

Distributions:

Dividends from investment income--net                              --              --            --              --         (.01)

Dividends from net realized
   gain on investments                                             --              --            --           (.11)         (.11)

Total Distributions                                                --              --            --           (.11)         (.12)

Net asset value, end of period                                  27.82          24.13          27.36          36.19         33.99
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (B)                                            15.25         (11.80         (24.40)          6.79         17.87
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          2.02           2.01           1.89           1.90          1.90

Ratio of net investment income
   (loss) to average net assets                                   .04           (.37)          (.42)          (.49)         (.44)

Portfolio Turnover Rate                                          1.08           1.58           7.26           7.10          2.42
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         110,960        116,415        160,220        223,671       196,832

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                                  The Fund  17

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                            Year Ended October 31,
                                                                 -------------------------------------------------------------------
CLASS R SHARES                                                   2003           2002           2001           2000          1999
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            25.75          28.88          37.81          35.14         29.77

Investment Operations:

Investment income--net(a)                                         .29            .24            .20            .21           .12

Net realized and unrealized
   gain (loss) on investments                                    3.91          (3.37)         (9.13)          2.57          5.52

Total from Investment Operations                                 4.20          (3.13)         (8.93)          2.78          5.64

Distributions:

Dividends from investment income--net                              --             --             --             --          (.16)

Dividends from net realized
   gain on investments                                             --             --             --           (.11)         (.11)

Total Distributions                                                --             --             --           (.11)         (.27)

Net asset value, end of period                                  29.95          25.75          28.88          37.81         35.14
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                16.31         (10.84)        (23.62)          7.94         19.03
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .96            .93            .85            .86           .93

Ratio of net investment income
   to average net assets                                         1.10            .82            .61            .55           .35

Portfolio Turnover Rate                                          1.08           1.58           7.26           7.10          2.42
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                           3,257          3,005          6,736          8,844         8,948

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

SEE NOTES TO FINANCIAL STATEMENTS.

18
                                                                                          Year Ended October 31,
                                                                 -------------------------------------------------------------------
CLASS T SHARES                                                   2003           2002          2001           2000       1999(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            25.39          28.63         37.70          35.30         33.49

Investment Operations:

Investment income (loss)--net(b)                                  .13            .06           .02           (.07)         (.02)

Net realized and unrealized
   gain (loss) on investments                                    3.89          (3.30)        (9.09)          2.58          1.83

Total from Investment Operations                                 4.02          (3.24)        (9.07)          2.51          1.81

Distributions:

Dividends from net realized
   gain on investments                                             --              --           --           (.11)           --

Net asset value, end of period                                  29.41          25.39         28.63          37.70         35.30
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (C)                                            15.83         (11.32)       (24.06)          7.26          5.29(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.50           1.50          1.42           1.52           .13(d)

Ratio of net investment income
   (loss) to average net assets                                   .51            .20           .05           (.20)         (.06)(d)

Portfolio Turnover Rate                                          1.08           1.58          7.26           7.10          2.42
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                           3,403          2,623         2,886          2,550             1

(A) FROM SEPTEMBER 30, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 1999.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.



SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund  19

NOTES TO FINANCIAL STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

Dreyfus Premier Worldwide Growth Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The fund's investment objective is to provide investors with long-term capital growth consistent with the preservation of capital. The Dreyfus Corporation ("Dreyfus") serves as the fund's investment adviser. Fayez Sarofim & Co. ("Sarofim") serves as the fund's sub-investment adviser. Dreyfus is a wholly-owned subsidiary of Mellon Bank, N.A, which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund's shares. The fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class B, Class C, Class R and Class T. Class A and Class T shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (" CDSC") imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Class C shares are subject to a CDSC on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Effective April 14, 2003, the fund began pricing securities traded on the NASDAQ stock market using the NASDAQ official closing price. Securities not listed on

20

an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.


(B) FOREIGN CURRENCY TRANSACTIONS: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid

                                                            The Fund  21

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At October 31, 2003, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $8,199,657, accumulated capital losses $141,889,111 and unrealized appreciation $128,717,282.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to October 31, 2003. If not applied, $19,175,924 of the carryover expires in fiscal 2008, $20,020,619 expires in fiscal 2009, $74,142,382 expires in fiscal 2010 and $28,550,186 expires in fiscal 2011.

During the period ended October 31, 2003, as a result of permanent  book to tax differences, the fund decreased accumulated undistributed investment income-net by $1,627,575, decreased accumulated net realized gain (loss) on investments by $316,908 and increased paid-in capital by $1,944,483. Net assets were not affected by this reclassification.

NOTE 2--BANK LINE OF CREDIT:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the "Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees

22

on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding under the Facility during the period ended October 31, 2003, was approximately $982,100, with a related weighted average annualized interest rate of 1.63%.

NOTE 3--INVESTMENT ADVISORY FEE, SUB-INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

(A) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .75 of 1% of the value of the fund's average daily net assets and is payable monthly.

Pursuant  to  a  Sub-Investment  Advisory  Agreement  between  Dreyfus  and
Sarofim, Dreyfus has agreed to pay Sarofim a monthly sub-investment advisory fee, computed at the following annual rates:

                                             ANNUAL FEE AS A PERCENTAGE OF

TOTAL NET ASSETS                               AVERAGE DAILY NET ASSETS

0 to $25 million. . . . . . . . . . . .                .11 of 1%

$25 million up to $75 million . . . . .                .18 of 1%

$75 million up to $200 million. . . . .                .22 of 1%

$200 million up to $300 million . . . .                .26 of 1%

In excess of $300 million . . . . . . .               .275 of 1%

During the period ended October 31, 2003, the Distributor retained $80,879 and $2,250 from commissions earned on sales of the fund's Class A and T shares, respectively, and $1,317,174 and $8,698 from contingent deferred sales charges on redemptions of the fund's Class B and C shares, respectively.

(B) Under a Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C shares and .25 of 1% of the value of the average daily net assets of Class T shares. During the period ended October 31, 2003, Class B, Class C

                                                                The Fund  23

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

and Class T shares were charged $3,413,025, $812,728 and $7,101, respectively, pursuant to the Plan.

(C) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor, at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2003, Class A, Class B, Class C and Class T shares were charged $841,400, $1,137,675, $270,909 and $7,101, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 2003, the fund was charged $1,146,621, pursuant to the transfer agency agreement.

(D) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(E) Pursuant to an exemptive order from the Securities and Exchange Commission, the fund may invest its available cash balances in affiliated money market mutual funds as shown in the fund's Statement of Investments. Management fees are not charged to these accounts. The fund derived $27,800 in income from these investments, which is included in dividend income in the fund's Statement of Operations.

24

NOTE 4--SECURITIES TRANSACTIONS:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 2003, amounted to $9,705,689 and $148,056,687, respectively.

At October 31, 2003, the cost of investments for federal income tax purposes was
$812,537,186; accordingly,   accumulated   net  unrealized   appreciation   on
investments was $128,706,577, consisting of $205,950,593 gross unrealized appreciation and $77,244,016 gross unrealized depreciation.

                                                             The Fund  25

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors
Dreyfus Premier Worldwide Growth Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Premier Worldwide Growth Fund, Inc., including the statement of investments, as of October 31, 2003 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2003 by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Worldwide Growth Fund, Inc. at October 31, 2003, the results of Fits operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


                                             [ERNST & YOUNG LLP SIGNATURE LOGO]

New York, New York
December 10, 2003

26

BOARD MEMBERS INFORMATION (Unaudited)

JOSEPH S. DIMARTINO (60)

CHAIRMAN OF THE BOARD (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Levcor International, Inc., an apparel fabric processor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 191

                              --------------

CLIFFORD L. ALEXANDER, JR. (70)

BOARD MEMBER (1993)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President of Alexander & Associates, Inc., a management consulting firm (January 1981-present)

* Chairman of the Board of Moody's Corporation (October 2000-October 2003)

* Chairman of the Board and Chief Executive Officer of The Dun and Bradstreet Corporation (October 1999-September 2000)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Wyeth (formerly, American Home Products Corporation), a global leader in pharmaceuticals, consumer healthcare products and animal health products, Director

* Mutual of America Life Insurance Company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 70

                              --------------

PEGGY C. DAVIS (60)

BOARD MEMBER (1993)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Shad Professor of Law, New York University School of Law (1983-present)

* She writes and teaches in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 26

                                                             The Fund

BOARD MEMBERS INFORMATION (Unaudited) (CONTINUED)

ERNEST KAFKA (70)

BOARD MEMBER (1993)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Physician engaged in private practice specializing in the psychoanalysis of adults and adolescents (1962-present)

* Instructor, The New York Psychoanalytic Institute (1981-present)

* Associate Clinical Professor of Psychiatry at Cornell Medical School
  (1987-2002)

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 26

                              --------------

NATHAN LEVENTHAL (60)

BOARD MEMBER (1993)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of the Avery-Fisher Artist Program (November 1997-present)

* President of Lincoln Center for the Performing Arts, Inc. (March 1984-December
  2000)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Movado Group, Inc., Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 26

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND' S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

SAUL B. KLAMAN, EMERITUS BOARD MEMBER

28

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of Dreyfus, and an officer of 95 investment companies (comprised of 189 portfolios) managed by Dreyfus. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of Dreyfus. He is 58 years old and has been an employee of Dreyfus since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002.

     Chief Investment Officer, Vice Chairman and a Director of Dreyfus, and an officer of 95 investment companies (comprised of 189 portfolios) managed by Dreyfus. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of Dreyfus. He is 50 years old and has been an employee of Dreyfus since January 2000. Prior to joining Dreyfus, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of Dreyfus, and an officer of 96 investment companies (comprised of 205 portfolios) managed by Dreyfus. He is 57 years old and has been an employee of Dreyfus since June 1977.

STEVEN F. NEWMAN, SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of Dreyfus, and an officer of 96 investment companies (comprised of 205 portfolios) managed by Dreyfus. He is 54 years old and has been an employee of Dreyfus since July 1980.

JANETTE E. FARRAGHER, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of Dreyfus, and an officer of 15 investment companies (comprised of 26 portfolios) managed by Dreyfus. She is 40 years old and has been an employee of Dreyfus since February 1984.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of Dreyfus, and an officer of 93 investment companies (comprised of 198 portfolios) managed by Dreyfus. He is 43 years old and has been an employee of Dreyfus since October 1991.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director - Mutual Fund Accounting of Dreyfus, and an officer of 96 investment companies (comprised of 205 portfolios) managed by Dreyfus. He is 45 years old and has been an employee of Dreyfus since April 1985.

                                                             The Fund  29

OFFICERS OF THE FUND (Unaudited) (CONTINUED)

RICHARD CASSARO, ASSISTANT TREASURER SINCE AUGUST 2003.

     Senior Accounting Manager -- Equity Funds of Dreyfus, and an officer of 25 investment companies (comprised of 105 portfolios) managed by Dreyfus. He is 44 years old and has been an employee of Dreyfus since September 1982.

ROBERT SVAGNA, ASSISTANT TREASURER SINCE DECEMBER 2002.

     Senior Accounting Manager - Equity Funds of Dreyfus, and an officer of 25 investment companies (comprised of 105 portfolios) managed by Dreyfus. He is 36 years old and has been an employee of Dreyfus since November 1990.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of Dreyfus, and an officer of 96 investment companies (comprised of 205 portfolios) managed by Dreyfus. He is 49 years old and has been an employee of Dreyfus since June 1993.

WILLIAM GERMENIS, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE SEPTEMBER 2002

     Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 91 investment companies (comprised of 200 portfolios) managed by Dreyfus. He is 33 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc.

30

NOTES


                  For More Information

                        DREYFUS PREMIER
                        WORLDWIDE GROWTH FUND, INC.

                        200 Park Avenue
                        New York, NY 10166

                        INVESTMENT ADVISER

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        SUB-INVESTMENT ADVISER

                        Fayez Sarofim & Co.
                        Two Houston Center
                        Suite 2907
                        Houston, TX 77010

                        CUSTODIAN

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        TRANSFER AGENT &
                        DIVIDEND DISBURSING AGENT

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        DISTRIBUTOR

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call your financial representative
or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling the telephone number listed above, or by visiting the SEC's website at http://www.sec.gov

(c) 2003 Dreyfus Service Corporation                                  070AR1003


EXHIBIT A:

               Dreyfus      Dreyfus
               Premier      Premier      Morgan
              Worldwide    Worldwide    Stanley
               Growth       Growth       Capital
             Fund, Inc.    Fund, Inc.International
  PERIOD      (Class A     (Class B      World
               shares)      shares)     Index *

 10/31/93       9,422       10,000      10,000
 10/31/94      10,007       10,547      10,765
 10/31/95      11,886       12,433      11,786
 10/31/96      14,529       15,079      13,707
 10/31/97      18,072       18,618      16,005
 10/31/98      22,150       22,652      18,448
 10/31/99      26,293       26,699      23,043
 10/31/00      28,286       28,724      23,294
 10/31/01      21,536       21,869      17,352
 10/31/02      19,116       19,412      14,775
 10/31/03      22,200       22,544      18,278

* Source: Lipper Inc.


Item 2.   Code of Ethics.

      The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

Item 3.   Audit Committee Financial Expert.

      The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Mr. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.   Principal Accountant Fees and Services.

            Not applicable.

Item 5.   Audit Committee of Listed Registrants.

            Not applicable.

Item 6.   [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

            Not applicable.

Item 8.   [Reserved]

Item 9.   Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the Registrant's most recently ended fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 10.  Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

DREYFUS PREMIER WORLDWIDE GROWTH FUND, INC.

By:   /S/ STEPHEN E. CANTER
      Stephen E. Canter
      President

Date:  December 19, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:   /S/ STEPHEN E. CANTER
      Stephen E. Canter
      Chief Executive Officer

Date:  December 19, 2003

By:   /S/ JAMES WINDELS
      James Windels
      Chief Financial Officer

Date:  December 19, 2003



                                  EXHIBIT INDEX

      (a)(1) Code of ethics referred to in Item 2.

      (a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

      (b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)